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                      LONGLEAF PARTNERS INTERNATIONAL FUND

                       SUPPLEMENT DATED NOVEMBER 10, 1998
                      TO PROSPECTUS DATED OCTOBER 24, 1998

                       PURCHASES AND REDEMPTIONS THROUGH

                           AUTHORIZED BROKERAGE FIRMS

(LOGO)

Longleaf Partners International Fund (the "Fund") has authorized one or more brokers to accept on its behalf purchase and redemption orders. The authorized broker may charge a transaction fee for its services, all of which will be retained by the broker. Such brokers are also authorized to designate other intermediaries on behalf of their clients to accept purchase and redemption orders for the Fund.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's Net Asset Value next computed after acceptance by an authorized broker or the broker's authorized designee.

The authorized broker has the responsibility of distributing to its clients such materials as the Fund's Prospectus, Statement of Additional Information, shareholder reports, and shareholder account statements.

                            LONGLEAF PARTNERS FUNDS

                                   Managed By

                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119

(800) 445-9469                                                    (901) 761-2474